UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

POZEN Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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POZEN® Inc.

1414 Raleigh Road, Suite 400

Chapel Hill, North Carolina 27517

Important Notice Regarding the Availability of Proxy Materials for the POZEN Inc. 2011 Annual Meeting of

Stockholders To Be Held on June 9, 2011

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS

Date		Thursday, June 9, 2011.

Time		10:00 a.m. Eastern time.

Place		1414 Raleigh Road, Suite 210, Chapel Hill, North Carolina 27517.

Proposals	1.	To elect three Class II directors, each of whom shall serve for a term of three years;

	2.	To approve on an advisory basis, the compensation of POZEN Inc.’s named executive officers disclosed pursuant to Item 402 of Regulation S-K;

	3.	To determine, on and advisory basis, the frequency with which the stockholders of POZEN Inc. shall have an advisory vote on executive compensation, as disclosed pursuant to the executive compensation disclosure rules of the Securities and Exchange Commission;

	4.	To ratify the appointment of Ernst & Young LLP as POZEN Inc.’s independent auditors to audit POZEN Inc.’s financial statements for the fiscal year ending December 31, 2010; and

	5.	To conduct such other business as may properly come before the Annual Meeting or any adjournments thereof.

Our Board of Directors recommends a vote FOR the election of three Class II directors, each of whom shall serve for a terms of three years, a vote FOR the approval of the advisory (non-binding) vote on executive compensation, a vote FOR the approval of the option of once every three years as the frequency with which stockholders are provided an advisory vote on executive compensation, as disclosed pursuant to Item 402 of Regulation S-K, and a vote FOR the ratification of the appointment of Ernst & Young LLP as POZEN Inc.’s independent auditors to audit POZEN Inc.’s financial statements for the fiscal year ending December 31, 2011.

Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a printed copy. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. A complete set of proxy materials includes notice of meeting, proxy statement, proxy card and annual report. Our proxy statement, annual report and other proxy materials are available at:

https://materials.proxyvote.com/73941U

How to View Proxy Materials and Vote on the Internet:

If you have access to the Internet, you can complete the process in a few steps:
• Go to ttps://materials.proxyvote.com/73941U
• Click on the proxy materials you wish to view or download

•   You will be able to vote your proxy while viewing the proxy materials on the Internet. Please have the control numbers on this notice available when you access the website. Follow the instructions on the screen for registered owners to log in to the secure website to vote.

• At the Account Sign On screen, type in your account number and personalized pin number
• Select VOTE PROXY from the account menu
• Enter your sequence number to Vote. You can also request hardcopies of stockholder material or enroll to receive electronic delivery for future materials.

How to Obtain a Paper Copy of the Proxy Materials:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 31, 2011 to facilitate timely delivery. Please have the control number on this notice available when you request a copy.

You can order a copy of the proxy materials in one of two ways:

• Internet - Go to ttps://materials.proxyvote.com/73941U and click on the “Order Hardcopy” button.

• Email - Send an email message to sendmaterial@proxyvote.com with “Proxy Materials Order” in the subject field and include your registered holder name, address and control number.

How to Vote in Person:

If you are a stockholder of record as of the record date, you are invited to attend the annual meeting and you may vote in person. Proxy materials will be available and we will give you a ballot when you arrive.

Directions to attend the meeting can be found on our website, ttps://materials.proxyvote.com/73941U.

CONTROL NUMBERS

i

Ms. Jane Stockholder 321 Proxy Ave. YourCity, WA 98200

Account # [ ] Pin # [ ] Sequence # [ ]	f	You may vote your proxy when you view the materials on the Internet. You will be asked to enter these account validation numbers.

[Remainder to be provided by intermediaries]

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 9, 2011.

POZEN INC.

POZEN INC. 1414 RALEIGH ROAD SUITE 400 CHAPEL HILL, NC 27517

M35355-P09664

Meeting Information

Meeting Type: Annual Meeting

For holders as of: April 14, 2011

Date: June 9, 2011 Time: 10:00 AM EDT

Location: POZEN Inc.

1414 Raleigh Rd.

Suite 210

Chapel Hill, NC 27517

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

PROXY STATEMENT ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 26, 2011 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

M35356-P09664

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1. To elect the following nominees to serve as Class II Directors:

Nominees:

01) Arthur S. Kirsch 02) Kenneth B. Lee, Jr. 03) Martin Nicklasson

2. To approve, on an advisory basis, the compensation of POZEN Inc.’s named executive officers disclosed pursuant to Item 402 of Regulation S-K.

The Board of Directors recommends you vote 3 years on the following proposal:

3. To approve, on an advisory basis, that the frequency with which the stockholders of POZEN Inc. shall have an advisory vote on executive compensation, as disclosed pursuant to the compensation disclosure rules of the SEC.

The Board of Directors recommends you vote FOR the following proposal:

4. To ratify the selection of Ernst & Young LLP as the registered independent public accountants of the Company for the Company’s fiscal year ending December 31, 2011.

M35357-P09664